SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 March 30, 2001
                Date of Report (Date of earliest event reported)


                               Acxiom Corporation
             (Exact name of registrant as specified in its charter)


              Delaware                 0-13163               71-0581897
           (State or other           (Commission            (IRS Employer
           jurisdiction of           File Number)        Identification No.)
            incorporation)


   P.O. Box 8180, 1 Information Way, Little Rock, Arkansas      72203-8180
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (501) 342-1000





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ITEM 5.          OTHER EVENTS AND REGULATION FD DISCLOSURE

            On March 30, 2001, Acxiom Corporation (the "Company") issued a press release announcing that it anticipates that financial results for the fourth quarter will be below the Company's previously stated expectations (the "Press Release"). As stated in the Press Release, the Company expects to hold a conference call at 9 a.m. CDT on Wednesday, April 4, 2001, to discuss the fourth quarter results further. The text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                       99(a)    Text of the Press Release.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Acxiom Corporation



                                            /s/ Catherine L. Hughes
Date:    April 2, 2001                      ------------------------------------
                                            Catherine L. Hughes
                                            Secretary and Corporate Counsel